UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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SANTA LUCIA BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SANTA LUCIA BANCORP

7480 El Camino Real

Atascadero, California  93422

NOTICE OF 2007 ANNUAL MEETING

OF SHAREHOLDERS AND PROXY STATEMENT

MEETING DATE: MARCH 21, 2007

February 19, 2007

Dear Shareholder:

We are pleased to invite you to the Annual Meeting of Shareholders to be held on Wednesday, March 21, 2007, at 5:30 p.m., at The Carlton Hotel at 6005 El Camino Real, Atascadero, California. As we have done in the past, in addition to considering the matters described in the Proxy Statement, we will review major developments since our last Shareholders’ Meeting.

We hope that you will attend the Meeting in person; however, we strongly encourage you to designate the proxies named on the enclosed Proxy Card to vote your shares. This will ensure that your common stock is represented at the Meeting.

We look forward to your participation.

By Order of the Board of Directors,

John C. Hansen

Secretary

SANTA LUCIA BANCORP

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Santa Lucia Bancorp:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders of Santa Lucia Bancorp (“Company”) will be held as follows:

Date:	Wednesday, March 21, 2007
Time:	5:30 p.m.
Place:	The Carlton Hotel
6005 El Camino Real
Atascadero, California

Matters to be voted on:

•                  Election of Directors. To consider and vote upon a proposal to elect eight (8) persons to the Board of Directors of the Company to serve until their successors have been elected and have qualified. The Board of Directors has nominated the following persons for election:

Khatchik H. Achadjian	Stanley R. Cherry
Jerry W. DeCou III	Douglas C. Filipponi
Jean Hawkins	Paul G. Moerman
Larry H. Putnam	D. Jack Stinchfield

•                  Any other matters that may properly be brought before the meeting by order of the Board of Directors

Only those shareholders of record at the close of business on January 31, 2007, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

The Bylaws of the Company provide for the nomination of directors in accordance with the following procedures:

“Section 3.  Nomination of Directors. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the President of the Company by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) seven (7) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Company owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.”

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING AND YOU WISH TO CHANGE YOUR VOTE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THAT TIME. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO WE CAN PROVIDE ADEQUATE ACCOMMODATIONS.

John C. Hansen

Secretary

February 19, 2007

Please vote promptly.

TABLE OF CONTENTS

Proxy Statement

General Information About the Meeting

Proposal 1: Election of Directors

About the Board and its Committees

Compensation

Relationship with Independent Accountants

Annual Report

Form 10-KSB

Shareholder Proposals for the 2008 Annual Meeting

Other Business

Appendix A: Audit Committee Report and Audit Committee Charter

SANTA LUCIA BANCORP

7480 El Camino Real

Atascadero, California 93422

PROXY STATEMENT

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the annual meeting by the proxies named on the enclosed proxy card. This proxy statement is being sent to you in connection with this request and has been prepared for the Board by our management. “We,” or “our,” refer to Santa Lucia Bancorp. Santa Lucia Bancorp and its wholly owned subsidiary Santa Lucia Bank are collectively referred to herein as the “Company”. The proxy statement is being sent to our shareholders on or about February 19, 2007.

GENERAL INFORMATION ABOUT THE MEETING

The Meeting.  Our 2007 annual meeting (the “Meeting”) will be held on March 21, 2007, at 5:30 p.m., at the Carlton Hotel, which is located at 6005 El Camino Real, Atascadero, California.

Who Can Vote.  You are entitled to vote your Company common stock if our records showed that you held your shares as of January 31, 2007. At the close of business on that date, a total of 1,928,372 shares of common stock were outstanding and entitled to vote. Each share of Company common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

Voting Your Proxy.  If your common stock is held by a broker, bank, or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxies how to vote your common stock by signing, dating, and mailing the proxy card in the postage paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your shares in person. The proxies will vote your shares in accordance with any specific instructions you indicate on your proxy card. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted “for” the election of directors named in this proxy statement.

Matters to be Presented.  We are not now aware of any matters to be presented other than the election of directors as described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock on the new meeting date as well, unless you have revoked your proxy instructions.

Revoking your Proxy.  To revoke your proxy instructions if you are a holder of record, you must advise the Secretary of the Company in writing before the proxies vote your common stock at the meeting, deliver later proxy instructions, or attend the meeting and vote your shares in person. Unless you decide to attend the meeting and vote your shares in person after you have submitted voting instructions to the proxies, you must revoke or amend your prior instructions in writing by notifying the Company’s secretary or by submitting a later dated proxy. This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted.

How Votes are Counted.  The annual meeting will be held if a majority of the outstanding common stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in nominee’s name unless they are permitted to do so under applicable rules. Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the Exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within 10 days of the meeting. If a nominee cannot vote on a particular matter because it is not routine, there is a “broker non-vote” on that matter. Broker non-votes count for quorum purposes, but we do not count either abstentions or broker non-votes as votes for or against any proposal.

Cumulative Voting.  Each shareholder of record is entitled to one vote for each share held on all matters to come before the Meeting, except that the shareholders may have cumulative voting rights with respect to the election of directors. Pursuant to California law, no shareholder can cumulate votes unless the name(s) of the candidate(s) for which such votes are to be cast has been placed in nomination prior to the voting and, also prior to the voting at the meeting, a shareholder has given notice of the shareholder’s intention to cumulate the shareholder’s votes at such meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper form at the Meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein or for such of said nominees as it may determine is required in the case of cumulative voting. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

If cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected, eight (8), multiplied by the number of votes to which the shareholder’s shares are entitled, or may distribute the same number of votes among as many candidates as the shareholder desires. The eight candidates receiving the highest number of votes are elected.

Cost of this Proxy Solicitation.  We will pay the cost of this proxy solicitation. In addition to solicitingproxies by mail, we expect that a number of our employees will solicit shareholders for the same type of proxy, personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, on request, reimburse brokers, banks, and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

Attending the Annual Meeting.  If you are a holder of record and plan to attend the annual meeting, please indicate this when you vote. If you are a beneficial owner of common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your common stock held in nominee name in person, you must get a written proxy in your name from the broker, bank, or other nominee that holds your shares.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws and implementing resolutions provide for a range of from seven (7) to thirteen (13). The current size of the Board has been set at eight (8) directors. Management has nominated the eight (8) current directors to serve as the Company’s directors. Each director who is elected at the Meeting will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

Vote Required.  Directors must be elected by a plurality of the votes cast at the meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld for any nominee will not be counted.

Substitute Nominees.  Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies would vote your common stock to approve the election of any substitute nominee proposed by the Board of Directors. We may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

The following table sets forth certain information as of the Record Date, January 31, 2007, with respect to those persons nominated by the Board of Directors for election as directors. The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company. There are no arrangements or understandings by which any of the directors of the Company were selected. There is no family relationship between any of the directors or executive officers.

Name	Age	Position/Background

Khatchik H. Achadjian	55	Director of the Company/Bank since 1996. County Supervisor of San Luis Obispo and owner of several service stations

Stanley R. Cherry	63	President and Chief Executive Officer of the Company/Bank from 1985 to 2003. Director of the Company/Bank since 1985. Retired.

Jerry W. DeCou III	75	Director and Chairman of the Board of the Company/Bank since 1985. Retired.

Douglas C. Filipponi	54	Director and Vice Chairman of the Board of the Company/Bank since 1985. President and General Manager of Filipponi-Thompson Drilling Company, Inc.

Jean Hawkins	79	Director of the Company/Bank since 1985. Retired.

Paul G. Moerman	59	Director of the Company/Bank since 1985. Real Estate Developer and President of Moerman, Inc. (Contractor).

Larry H. Putnam	60

Director of the Company/Bank since 2002. President, Chief Executive Officer since December 31, 2003, prior thereto Executive Vice President, Chief Administrative Officer and Secretary of the Company/Bank since 1990 and various other Administrative positions since 1985.

D. Jack Stinchfield	69	Director of the Company/Bank since 1985. General Contractor and real estate broker. Previously in real estate brokerage and lending.

General Information About the Nominees and the Continuing Directors. All of the nominees are currently directors. Each has agreed to be named in this proxy statement and to serve if elected. Each of the nominees and each of the continuing directors was a director and attended at least 75% of the meetings of the Board and committees on which they served in 2006.

Unless stated otherwise, all of the nominees have been continuously employed by their present employers for more than five years. None of our directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Security Ownership of Certain Beneficial Owners. As of January 31, 2007, the Company knew of no person who owned more than five percent (5%) of the outstanding shares of its Common Stock except (i) as set forth in “Security Ownership of Management” or (ii) as described below:

	Amount and Nature of	Percent
Name and address ofBeneficial Owner	Beneficial Ownership(1)	of Class(2)
Trust for the Santa Lucia Bank Employee Stock Ownership Plan(1) 7480 El Camino Real Atascadero, California 93422	154,782	7.75%

(1)                                  The Trust holds the shares of Company’s common stock for the ultimate benefit of Santa Lucia Bank employees who participate in the Bank’s Employee Stock Ownership Plan (“ESOP”). At December 31, 2006, 154,782 shares were held in the Trust. The Trustees of the ESOP are Khatchik H. Achadjian, John C. Hansen and Claudya Oglesby, who have shared voting and disposition power over the shares held in the trust.

Security Ownership of Management. The following table provides information as of January 31, 2007, concerning the equity ownership of the Company’s common stock by its directors/nominees, executive officers, and its directors and executive officers as a group:

		Amount and
		Nature of
Name and Address of		Beneficial		Percentage
Beneficial Ownership (1)	Relationship with Company	Ownership (2)/(3)		of Class (3)
Khatchik H. Achadjian	Director	16,604	(4)	0.9%

Stanley R. Cherry	Director	112,048	(5)	5.8%

Jerry W. DeCou III	Chairman of the Board	91,392	(6)	4.7%

Douglas C. Filipponi	Vice Chairman of the Board	114,798	(7)	6.0%

John C. Hansen	Executive Vice President and Chief Financial Officer	28,548	(8)	1.5%

Jean Hawkins	Director	107,377	(9)	5.6%

Paul G. Moerman	Director	65,777	(10)	3.4%

Larry H. Putnam	President, Chief Executive Officer and Director	89,308	(11)	4.6%

D. Jack Stinchfield	Director	49,352	(12)	2.6%

All Directors and Executive Officers of the Company as a group (9 persons)		675,204		33.8%

(1)	The address for each person is c/o the Company, 7480 El Camino Real, Atascadero, California 93422.

(2)

Unless otherwise indicated in these notes and subject to applicable community property laws and shared voting and investment power with a spouse, the beneficial owner of these securities has sole voting and investment power for the shares of the Company’s common stock listed.

(3)	Includes shares of Common Stock subject to stock options exercisable within 60 days.

(4)

Includes 7,852 shares in a trust and 600 custodial shares over which Mr. Achadjian has shared voting and disposition power. Does not include shares held in either the ESOP or the 401 (k) for both of which Mr. Achadjian is one of the Trustees over which he disclaims beneficial ownership.

(5)	Includes 81,284 shares in a trust over which Mr. Cherry has shared voting and disposition power and 29,164 shares over which Mr. Cherry has sole voting or investment power.

(6)	Includes 87,132 shares held in a trust over which Mr. DeCou has shared voting and disposition power.

(7)	Includes 107,630 shares held in trust over which Mr. Filipponi has shared voting and disposition power and 7,168 held for Mr. Filipponi’s benefit by his company’s profit sharing plan.

(8)

Includes 13,448 shares in a trust over which Mr. Hansen has shared voting and disposition power. Does not include shares held in the ESOP Plan of which Mr. Hansen is one of the Trustees, over which Mr. Hansen disclaims beneficial ownership (except for those shares vested in his individual accounts thereunder).

(9)	Includes 99,377 shares in a trust over which Mrs. Hawkins has shared voting and disposition power.

(10)	Includes 57,777 shares in a trust over which Mr. Moerman has shared voting and disposition power.

(11)	Includes 57,396 shares held in a trust over which Mr. Putnam has shared voting and disposition power and 7,912 shares over which Mr. Putnam has either sole voting or investment power.

(12)	Includes 49,352 shares in trusts over which Mr. Stinchfield has shared voting and disposition power.

ABOUT THE BOARD AND ITS COMMITTEES

We have a strong commitment to good corporate governance and to the highest standards of ethical conduct. Corporate governance continued to receive a heightened degree of focus from our Board of Directors and management during 2006.

The Board.  The Company is governed by a Board of Directors and various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chief Executive Officer and others regarding matters of concern and interest to the Company. During 2006, there were twelve (12) regularly scheduled meetings of the Board of the Bank and two (2) special meetings. There were 4 regularly scheduled meetings of the Board of the Company and one (1) special meeting in 2006. During 2006, the following members of the Board, representing 75% of the Board, were “independent” as defined in the NASDAQ listing standards: Messrs. Achadjian, DeCou III, Filipponi, Moerman and Stinchfield, and Ms. Hawkins. During 2006, Messrs. Putnam and Cherry were not “independent.” However, effective January 1, 2007, Mr. Cherry qualified under NASDAQ’s independence standards. The Board has a standing audit committee, but during 2006 did not have standing nominating or compensation committees. Rather, the entire board served the function of the nominating and compensation committees.

Audit Committee.  The following describes the audit committee membership during 2006, the number of meetings held during 2006, its current membership, and its function.

The members of the Committee during 2006 were Directors Achadjian, Cherry, Filipponi, and Stinchfield. This Committee met four (4) times in 2006. In 2006, Messrs. Achadjian, Filipponi and Stinchfield were “independent,” as defined by the NASDAQ listing standards. Stan Cherry became “independent” 1/1/07, after being retired from the Bank for three (3) years. The Board has determined it does not have an “audit committee financial expert,” as such term is defined in the rules and regulation under the Securities Act of 1933, serving on its audit committee. The Board does not have an audit committee financial expert for a variety of reasons, including but not limited to the depth of financial experience of Mr. Cherry who serves on the audit committee and served as Santa Lucia Bank’s President and CEO from 1985 until 2003.

Pursuant to its Charter, a copy of which is attached hereto as part of collective Appendix A, the Audit Committee is a standing committee appointed annually by the Board of Directors. The Committee assists the Board of Directors in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of our accounting systems and financial-reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within the Company. In so doing, the Committee will:

•                                          Assist Board oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements;

•                                          Hold the sole authority to appoint or replace the independent auditor, and assist the Board in ensuring the independence and qualifications of the Company’s independent auditors;

•                                          Review and evaluate examination results from state and federal bank regulatory agencies relating to financial reporting of the Company;

•                                          Review and discuss the Company’s annual audited financial statements with management and the Company’s independent auditor; and

•                                          Periodically review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s systems and controls for monitoring and managing legal and regulatory compliance.

A copy of the Audit Committee’s Report for the year ended December 31, 2006 is attached as part of collective Appendix A to this proxy statement.

Director Nominations:  During 2006, we did not have a formal nominating committee that recommends proposed director nominees. Rather, the entire Board performed that function. The Board determined that it is appropriate for the Company not to have a nominating committee in light of the Company’s relative size, stability of the Company’s Board, and the historic involvement of the entire Board in the director selection process. Because there is no formal standing nominating committee, the Company does not have a formal charter for such committee. Treating the entire Board as the committee and using the NASDAQ definition of “independent”, at the fiscal year end December 31, 2006, the following directors were not independent: Stanley R. Cherry and Larry H. Putnam. Stanley R. Cherry became an independent director January 1, 2007.

We have no formal policy governing the recommendation of director nominees by shareholders. Since no shareholder has ever recommended a nominee, coupled with the size and local nature of our shareholders, we do not believe that the Company needs a formal policy for consideration of shareholder recommendations for Board nominees. If a shareholder desired to make a recommendation, they may do so by sending a letter addressed to the Board at the Company’s headquarters. Any such written recommendation will not, without more, constitute sufficient notification of an intention to make a nomination as set forth in Section 3 of the Company’s Bylaws. Any shareholder recommendation of a director nominee must comply with the requirements of the Bylaws.

In considering any such proposal and in considering any proposed nominee regardless of source, the Board considers such things as the recommended nominee’s business experience, experience with community banks, prior service on boards of directors, ability to generate business for the Company, level of community involvement, and standing in the community, among other things, in making a determination of whether to include such recommended nominee in any slate of proposed directors. As noted earlier in this Proxy Statement, all director nominees on the enclosed proxy card are incumbent members of the Board, and all nominees were proposed by management.

The Board does not pay a fee to any third party source of proposed director nominees. No shareholder or group of shareholders has proposed any director nominees to the Board for inclusion in this Proxy Statement.

Shareholder Communications with the Board. Given the relatively small number of shareholders and great infrequency of communication from our shareholders to the Board, we currently have no formal process for shareholders to send communications directly to the Board. However, if a shareholder desires to send a communication directly to the Board, a shareholder may do so by sending a letter addressed to the Board to the Company’s headquarters at 7480 El Camino Real, Atascadero, California 93422. Because the Board often receives solicitation materials from vendors, requests for donations, and advertisements, it is the general practice of the Company to have the President or Executive Vice President review all mail addressed to the Board prior to its delivery to the Board Chairman. We expect the independent members of our Board to consider and adopt in 2007, a formal policy for this review process that will limit the items that the President or Executive Vice President may screen and not deliver to the Board, and that will specifically require delivery of communications from a shareholder to the Board concerning the business affairs of the Company.

Attendance of Board of Directors at Annual Meeting. We do not have a formal policy regarding director attendance at the annual meeting of shareholders. However, we strongly recommend that all incumbent Board members, as well as those nominated in the Proxy Statement, attend the annual meeting. All of our board members attended the annual meeting last year.

COMPENSATION

Compensation.  During 2006, we did not have a formal compensation committee. Rather, the entire Board, with Mr. Putnam abstaining from any matter pertaining to his own compensation, performed that function. The Board determined that it is appropriate for the Company not to have a compensation committee in light of the Company’s relative size, stability of the Company’s Board, and the historic involvement of the entire Board in the compensation process. Because there is no formal standing compensation committee, the Company does not have a formal charter for such committee. Treating the entire Board as the committee and using the NASDAQ definition of “independent”, at the fiscal year end December 31, 2006, the following directors were not independent: Stanley R. Cherry and Larry H. Putnam. Stanley R. Cherry became an independent director January 1, 2007.

In connection with executive and director compensation the Board:

•                  Establishes proper compensation for the President and the other executive officers of the Bank, with Mr. Putnam abstaining from any matter pertaining to his own compensation;

•                  Provides oversight of management’s decisions regarding salary procedure for other senior officers and employees; and

•                  Makes recommendations to management with respect to incentive compensation and equity-based plans.

The Board does not delegate authority for determining executive officer or director compensation, however the Board does take guidance from the Company’s President and CEO, Mr. Putnam, concerning the compensation of executive officers other than himself.

The following table sets forth the aggregate compensation for services in all capacities paid or accrued by the Company to the only four (4) persons who earned more than $100,000.00 in total salary and bonus during 2006.

Summary Compensation Table

				Option	Non-Equity	All Other
		Salary	Bonus	Awards	Incentive Plan	Compensation
Name and		($)	($)	($)	Compensation	($)	Total
Principal Position	Year	(1)	(2)	(3)	($)	(4)	($)
Larry H. Putnam	2006	$164,732	$36,000	$8,994		$61,553	$273,214
President/Chief Executive Officer	2005	$146,474	$26,864			$52,484	$224,742

John C. Hansen	2006	$132,342	$26,000	$7,956		$66,364	$234,523
Executive Vice President/CFO	2005	$119,721	$19,332			$58,772	$197,157

James M. Cowan	2006	$99,948	$13,300	$4,497		$28,468	$148,208
SVP/Branch Administrator	2005	$88,991	$6,000			$22,992	$117,007

William F. Filippin	2006	$105,113	$13,300	$4,497		$21,030	$146,164
SVP/Credit Administrator	2005	$92,557	$6,000			$17,559	$114,405

(1)      Amounts shown include gross salary earnings, less individual contributions to the bank’s 125 cafeteria plan.

(2)      Amounts shown as bonus payments were earned in the year indicated but not paid until January of the next fiscal year.

(3)      Amounts shown is the 2006 compensation cost of stock options granted 12/10/03 and 9/15/06 No amount is shown for 2005, as the Bank was not subject to SFAS 123(R).

(4)      Larry Putnam: Bank paid portion of insurance premium was $4,980 and $5,220 for 2005 and 2006 respectively. Car allowance was $6,000 for both years 2005 and 2006. 401k matching by the Bank was $3,442 in 2006. There was no matching contribution in 2005. The Company’s contribution under Mr. Putnam’s Salary Continuation Agreement was $26,762 and $34,084 for 2005 and 2006 respectively. The amount allocated to Mr. Putnam’s ESOP as of January 31, 2007, was $14,742 and $12,807 for 2005 and 2006 respectively

John Hansen: Bank paid portion of insurance premium was $7,080 and $7,320 for 2005 and 2006 respectively. Car allowance was $3,600 for both years 2005 and 2006. 401k matching by the Bank was $2,770 in 2006. There was no matching contribution in 2005. The Company’s contribution under Mr. Hansen’s Salary Continuation Agreement was $35,950 and $42,393 for 2005 and 2006 respectively. The amount allocated to Mr. Hansen’s ESOP as of January 31, 2007 was $12,142 and $10,281 for 2005 and 2006 respectively.

Jim Cowan: Bank paid portion of insurance premium was $9,960 and $10,200 for 2005 and 2006 respectively. Car allowance was $2,400 for both years 2005 and 2006. 401k matching by the Bank was $2,151 in 2006. There was no matching contribution in 2005. The Company’s contribution under Mr. Cowan’s Salary Continuation Agreement was $1,228 and $6,308 for 2005 and 2006 respectively. The amount allocated to Mr. Cowan’s ESOP as of January 31, 2007 was $9,404 and $7,409 for 2005 and 2006 respectively.

Bill Filippin: Bank paid portion of insurance premium was $4,980 and $5,220 for 2005 and 2006 respectively. Car allowance was $2,400 for both years 2005 and 2006. 401k matching by the Bank was $2,150 in 2006. There was no matching contribution in 2005. The Company’s contribution under Mr. Filippin’s Salary Continuation Agreement was $546 and $3,851 in 2005 and 2006 respectively. The amount allocated to Mr. Filippin’s ESOP as of January 31, 2007 was $9,633 and $7,409 for 2005 and 2006 respectively.

No stock awards were granted or outstanding as of 12/31/06, and there were no nonqualified deferred compensation earnings, in 2006. The section of the chart normally showing this information has been omitted.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise Price ($)	Option Expiration
Name	(1)	(2)	Options (#)	(3)	Date
Larry H. Putnam	12,000	0		$8.1875	09/13/10
President	12,000	8,000		13.3750	12/10/13
Chief Executive Officer	0	10,000		24.8500	09/15/16

John C. Hansen	5,500	0		$8.1875	09/13/10
Executive Vice President	9,600	6,400		13.3750	12/10/13
CFO	0	10,000		24.8500	09/15/16

James M. Cowan	6,000	4,000		$13.3750	12/10/13
Senior Vice President	0	5,000		24.8500	09/15/16
Branch Administrator

William F. Filippin	11,516	0		$8.2500	09/13/10
Senior Vice	6,000	4,000		13.3750	12/10/13
President/Credit Administrator	0	5,000		24.8500	09/15/16

(1)          Represents the vested and unexercised portion of stock options granted 9/13/00, 12/10/03, and 9/15/06 (adjusted for 4 for 1 stock split 6/30/05).

(2)          Represents the number of unvested shares of stock options granted 12/10/03 and 9/15/06 (adjusted for 4 for 1 stock split 6/30/05).

(3)          Represents the market value of the options at their grant date (adjusted for 4 for 1 stock split 6/30/05).

No stock awards were granted or outstanding and there were no nonqualified deferred compensation earnings in 2006. The section of the chart normally containing this information has been omitted.

Santa Lucia Bancorp Stock Option Plan.  The Company sponsors one compensatory incentive and non-qualified stock option plan which provided certain key employees and the Board of Directors with the option to purchase shares of common stock, and one Equity Based Compensation Plan which provides certain key employees and the Board of Directors with the award of any Option Stock Appreciation right, Restricted Stock Award, Restricted Share Unit, Performance Share Award, Dividend

Equivalent, or any combination thereof. In 1999, the Bank adopted a stock option plan (the 2000 plan) under which up to 360,000 shares of the Bank’s common stock could be issued to directors, officers, and key employees. As of the adoption of the new equity compensation plan in 2006, no further grants may be made under the 2000 plan. In 2006, the Company adopted the 2006 Equity Based Compensation Plan (the Plan), under which the maximum number of shares of common stock that may be awarded shall not exceed 200,000 shares, including 38,200 shares rolled over from the Company’s 2000 Stock Option Plan. Option prices may not be less than 100% of the fair market value of the stock at the date of grant. Options became exercisable at the rate of 20% per year beginning at various dates and expire not more than ten years from the date of grant. Both Plans permit payment for the exercise of options in cash or by means of a cashless exercise, whereby the optionee’s consideration for the exercise of the stock options may be other shares of the Company’s Common Stock owned by the Optionee. During 2006 the Company granted 65,000 shares under the 2006 Plan. There were no shares granted under the 2000 Plan.

In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease in three (3) months unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease immediately. The Company recognized stock-based compensation costs of $63,558 resulting in $7,193 of related tax benefits in 2006.

As of January 31, 2007, there were options outstanding under both plans for 242,776 shares of the Company’s common stock.

401 (k) Plan.  The Santa Lucia Bank Profit Sharing / 401(k) Plan (the “401(k) Plan”) was established, and all assets of the former profit sharing plan were transferred to it, effective July 1, 2001. The Bank administers the 401(k) Plan, and its trustees are Khatchik H. Achadjian, John C. Hansen and Claudya Oglesby.

Employees are eligible to participate in the 401(k) Plan if they are over 18 years of age and have competed at least six months of service with the Bank, provided they are not covered by any collective bargaining agreement. Eligible employees are allowed to contribute pre-tax compensation to the 401 (k) Plan each year, to a maximum established by law and by the terms of the Plan. In its discretion the Bank may also contribute additional amounts. During the year ended December 31, 2006, the Bank made an approximate $50,000 contribution to the 401(k) Plan. The remainder of the contributions by the Bank during the year ended December 31, 2006 was made to the Bank’s Employee Stock Ownership Plan, discussed below.

Santa Lucia Bank Employee Stock Ownership Plan.  Effective as of January 1, 1994, the Bank adopted the Santa Lucia Bank Employee Stock Ownership Plan (“ESOP”). The ESOP is considered by the Board of Directors to be a means of recognizing the contributions made to the Bank’s successful operation by its employees and to encourage stock ownership by its employees. The Trustees under the ESOP are Khatchik H. Achadjian, John C. Hansen and Claudya Oglesby. During 2006, the Bank made a contribution of approximately $210,000 to the ESOP.

All employees of the Bank who are at least 18 years old, have been credited with 1 year service, and have 1,000 hours by the end of their first twelve consecutive months of employment are eligible to participate. A part of the Bank’s contribution is allocated to the account of each employee who was eligible that year. An employee is fully vested in the ESOP if they retire at age 65, they die while employed by the Bank, they become disabled while employed by the Bank or they attain age 55 and have participated in the ESOP for 10 years. An employee who does not meet these criteria may become partially vested.

Salary Continuation Agreements.  The Bank has entered into Salary Continuation Agreements, a non-qualified retirement plan, with each of its current executive officers, Larry H. Putnam and John C. Hansen, which were amended effective February 1, 2001 (“Agreements”). The Bank has also entered into Salary Continuation Agreements with officers, James M. Cowan and William F. Filippin, effective May 22, 2001. Upon their respective retirements, provided Messrs. Putnam, Hansen, Cowan, and Filippin’s continuous employment with the Bank until age 65, the Agreements provide payments to Mr. Putnam of $36,000 per year, to Mr. Hansen $30,001 per year, to Mr. Cowan of $25,000 per year, and to Mr. Filippin of $25,000 per year, starting at age 65 and continuing for the remainder of their lives. However, the Agreements also provide in the event of a participant’s death prior to age 65, his beneficiary will be entitled to the retirement benefit starting at age 65 or the month after the participant’s death, whichever is later, and continuing for the beneficiary’s life. These amounts are to be increased each year prior to retirement by the greater of five percent or the increase in the Consumer Price Index. In the event of retirement at age 62, the participants would be entitled to a reduced retirement benefit. The participants are also entitled to lesser payments in the event of a change of control of the Bank, disability or separation from their employment. The Bank has purchased life insurance policies on the life of each participant to provide funds to the Bank to meet its obligations under the Agreements. The participants are unsecured general creditors of the Bank with regard to payments to be made pursuant to the Agreements.

Change in Control Agreements. In 1994, the Company entered into change of control agreements with Larry H. Putnam, its then Executive Vice President and Chief Administrative Officer, and now President and Chief Executive Officer. In general, Mr. Putnam’s agreement provides that after a “Change in Control” and his termination without cause or “resignation with good reason” within 24 months of the announcement of or 18 months of the consummation of the Change in Control (as defined in the Agreements), he will be entitled to a lump sum payment equal to 12 months of compensation at his respective base salary rate then in effect plus continued participation in his employee benefits for said 12-month period. Effective August 1, 1998, the Bank revised the Agreement with Mr. Putnam with the benefits provided thereunder remaining substantially the same as the prior agreements. In addition, the Company entered into such an agreement with John C. Hansen, then Senior Vice President and Chief Financial Officer, now Executive Vice President and Chief Financial Officer, on substantially similar terms as Mr. Putnam’s agreement. On November 11, 2004, the Company entered into such an agreement with James M. Cowan, Senior Vice President and Branch Administrator, and William F. Filippin, Senior Vice President and Credit Administrator on substantially similar terms as Mr. Putnam’s agreement, excepting that they would be entitled to a lump sum payment equal to 6 months of compensation at their respective base salary rate then in effect plus continued participation in their employee benefits for said 6 month period. Effective December 15, 2006 all four Change in Control agreements were amended, whereas, Messrs. Putnam and Hansen’s compensation would be for a 24 month period, and Messrs. Cowan and Filippin’s compensation would be for a 12 month period.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and any person who owns more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and holders of ten-percent or more of the Company’s common stock are required by SEC regulations to furnish the SEC with copies of all Section 16(a) forms they file. To the best knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, there are no holders of ten percent or more of the Company’s Common Stock and all Section 16(a) filing requirements applicable to its executive officers and directors appear to have been met.

Compensation of Directors.  During 2006, the non-employee directors were paid a fee of $1,500 per month through June 2006 and a fee of $2,000 per month from July through December 2006 for attending all board and committee meetings of which amount $300 is deferred pursuant to the terms of the Deferred Fee Agreement described below for those participating in this plan. Director Cherry does not participate in the Deferred Fee Plan. During 2006 directors of the Company received health insurance coverage on the same basis as employees. In addition they participate in a Director Retirement Plan and in the Company’s Stock Option Plan, all as described below. The total amount of fees paid to directors for attendance at Board and Committee meeting during 2006 was $147,000 of which $21,600 was deferred.

Director Compensation

	Gross Fees
	Earned or
	Paid in	Option	Non-Equity	All Other
	Cash	Awards	Incentive Plan	Compensation
	($)	($)	Compensation	($)	Total
Name	(1)	(2)	($)	(3)	($)
Katchik H. Achadjian	$21,000	$1,902		$29	$22,931
Stanley R. Cherry	$21,000	$3,148		$22,506	$46,654
Jerry W. DeCou III	$21,000	$1,902		$11,480	$34,382
Douglas C. Filipponi	$21,000	$1,902		$7,392	$30,294
Jean Hawkins	$21,000	$1,902		$4,253	$27,155
Paul G. Moerman	$21,000	$1,902		$8,196	$31,098
D. Jack Stinchfield	$21,000	$1,902		$9,194	$32,096

(1)          Fees paid to each Director for Board and Committee meetings throughout the year.

(2)          Amounts shown is the 2006 compensation cost of stock options granted 9/15/06. The amount for Director Cherry also includes the 2006 compensation cost of stock options granted 12/10/03 when he was President of the Bank.

Each Director set forth above was granted a 5,000 share stock option in 2006 at then fair market value of $24.85 per share. The total number of shares outstanding as of 12/31/06 for each Director is; Achadjian (13,000), Cherry (9,800), DeCou (9,260), Filipponi (5,000), Hawkins (13,000), Moerman (13,000), and Stinchfield (5,000).

There were no stock awards granted or outstanding and there were no nonqualified deferred compensation earnings in 2006. The section of the chart normally containing this information has been omitted.

(3)          Amounts shown include the Bank paid portion of the Director’s insurance premium, and the amount paid toward the Director’s retirement plan (if any). The amount shown for Director Cherry includes his salary continuation plan payments.

Director Retirement Plan.  All of the non-employee directors of the Bank except Stanley R. Cherry are participants in the Bank’s Director Retirement Plan (“Director’s Plan”), which was entered into on February 1, 1997. In order to receive benefits under the Director’s Plan, a non-qualified plan, a participant must have completed ten years of service as a director of the Bank and is entitled to the full benefit of the plan upon retirement at age 75 or a lesser benefit at age 65 based upon the number of years of service. The participants are also entitled to lesser benefits in the event of leaving the Bank’s Board of Directors before attaining age 65 and ten years of service, disability or a change of control of the Bank. The directors are deferring a portion of their fees towards this arrangement.

The Bank has purchased life insurance policies on the life of each participant to provide funds to the Bank to meet its obligations under the Agreements. The participants are unsecured general creditors of the Bank with regard to payments to be made pursuant to the Director’s Plan.

Deferred Fee Agreement.  All of the non-employee directors of the Bank, except for Mr. Cherry, are participants in the Bank’s Deferred Fee Agreement (“Deferral Agreement”), which was entered into on February 1, 1997. The Deferral Agreement is a non-qualified plan. Under the Deferral Agreement a participant elects to defer a portion of their director’s fees, which amount may be changed once each year in advance. Each participating director is required to defer at least $3,600 per year. A deferral account is established for each participant and the monies in the deferral account accrue interest at an annual rate equal to the prime rate as reported in The Wall Street Journal on the anniversary date of the Deferral Agreement.

Upon termination of the participant’s service as a director (“Normal Termination”) of the Bank, disability, or a change of control of the Bank, they are entitled to the amount in their deferral account to be paid over ten years. In the event of a participant’s death while still a director of the Bank, the benefit payable to their beneficiary will be the greater of the benefit upon Normal Termination or a benefit determined as if the director had deferred $3,600 annually until age 75.

The Bank has purchased life insurance policies on the life of each participant to provide funds to the Bank to meet its obligations under the Deferral Agreements. The participants are unsecured general creditors of the Bank with regard to payments to be made pursuant to the Directors Plan.

Transactions with Related Persons. There have been no transactions, or series of similar transactions, during 2006, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average total assets at year-end for the last three completed fiscal years, and in which any director (or nominee for director) of the Company, executive officer of the Company, any shareholder owning of record or beneficially 5% or more of Company Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management.  Some of the current directors and executive officers of the Company and the companies with which they are associated have been customers of, and have had banking transactions with the Company, in the ordinary course of the Company’s business. The Company expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made, (i) in the ordinary course of business, (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loan with persons not related to the company, and (iii) in the opinion of management of the Company, did not involve more than the normal risk of collectibility or present any other unfavorable features.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Vavrinek, Trine, Day & Co., LLP (“Vavrinek”), independent certified public accountants, performed the audit of our consolidated financial statements for the year ended December 31, 2006. A representative of Vavrinek should be present at the Annual Meeting, and will have the opportunity to make a statement if desired. Vavrinek’s representative also will be able to respond to appropriate questions.

Fees Paid to the Independent Auditors. During the fiscal year ended December 31, 2006, fees paid to our independent auditor, Vavrinek, consisted of the following:

Audit Fees. Aggregate audit fees billed to the Bank by Vavrinek during the 2005 and 2006 fiscal years for review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-QSB totaled $49,000 and $58,000, respectively.

Audit-Related Fees. There were audit-related fees of $5,000 and $6,000 billed to the Bank by Vavrinek during the 2005 and 2006 fiscal years, respectively.

Tax Fees. The aggregate fees billed to the Bank by Vavrinek during the 2005 or 2006 fiscal years for tax compliance, tax advice, or tax planning totaled $4,000 and $5,000, respectively. Such fees related to Vavrinek’s preparation of the Bank’s Federal and State tax returns and calculation of related estimated tax payments.

All Other Fees. Vavrinek billed the Company $3,000 in 2006 for preparation of the tax opinion regarding formation of the Company. There were no other fees billed to the Bank in 2005.

For the fiscal year 2006 the Board considered and deemed the services provided by Vavrinek compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from the Bank’s independent public accountant. A copy of that Charter is attached to this Proxy Statement as Appendix A. The Audit Committee approved all services described above in the discussion of fees paid to Vavrinek.

Less than half the total hours expended on Vavrinek’s engagement to audit our financial statements for the 2006 fiscal year were attributed to work performed by persons other than Vavrinek’s full-time permanent employees.

ANNUAL REPORT

The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 2006 is included in this mailing to shareholders.

FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO JOHN C. HANSEN, SECRETARY, SANTA LUCIA BANCORP, 7480 EL CAMINO REAL, ATASCADERO, CALIFORNIA, 93422.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Proxy Statement Proposals. Next year’s Annual Meeting of Shareholders will be held on March 19, 2008. Under the rules of the SEC, proposals that shareholders seek to have included in the proxy statement for our next annual meeting of shareholders must be received by the Secretary of the Company not later than December 14, 2007.

OTHER BUSINESS

The Board of Directors knows of no other matters that will be brought before the meeting, but if such matters are properly presented to the meeting, proxies solicited hereby will be voted in accordance with the discretion of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

ADDITIONAL INFORMATION

Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC. The Company electronically files the following reports with the SEC. Form 10-K (Annual Report), Form 8-K (Report of Unscheduled Material Events), and Form DEF 14A (Proxy Statement). It may file additional forms. The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed. Additionally, a link to all forms filed with the SEC and additional stockholder information is available free of charge on our website: www.santaluciabank.com. The Company posts these reports to its website as soon as reasonably practicable after filing them with the SEC. None of the information on the hyperlinked from the Company’s website is incorporated into this proxy statement.

John C. Hansen

Secretary

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

AND AUDIT COMMITTEE CHARTER

APPENDIX “A”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (“Committee”) of the Board of Directors is composed of three independent directors and one non-independent director.  As of January 1, 2007 Stanley Cherry has been retired for three years and now qualifies as an independent director.   The members of the Committee are:

Khatchik H. Achadjian     Stanley R. Cherry      Douglas C. Filipponi      D. Jack Stinchfield

The Committee held four meetings during Fiscal Year 2006.  During the course of the fiscal year, the Committee reviewed its written policy, which was accepted by the Board of Directors without change.

The Committee oversees the financial reporting process for Santa Lucia Bancorp (“the Company”) on behalf of the Board of Directors.  In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the annual report and Form 10KSB, which will be filed with the Securities and Exchange Commission.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports.  These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements.  In addition, the Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Committee has also met and discussed with the Company management, and its independent and external auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company’s independent auditors.

Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on (Form 10-KSB) for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Signed and adopted by the Audit Committee this 17th day of January, 2007.

/s/D. Jack Stinchfield
Chairman

/s/Khatchik H. Achadjian

/s/Stanley R. Cherry

/s/Douglas C. Filipponi

SANTA LUCIA BANK

AUDIT COMMITTEE CHARTER

DATE LAST REVIEWED:  April 12, 2006

DATE LAST REVISED:  April 13, 2005

DATE ADOPTED BY BOARD:  November 12, 2003

PURPOSE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors of Santa Lucia Bank (the “Bank”) is to:

1.               Assist Board oversight of (a) the integrity of the Bank’s financial statements, (b) the Bank’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the Bank’s independent auditors and external audit function;

2.               Review any report that the Securities and Exchange Commission (SEC ) rules may require to be included in the Bank’s annual proxy statement; and

3.               Perform such other duties and responsibilities enumerated in and consistent with this Charter.

The Committee’s function is one of oversight, recognizing that the Bank’s management is responsible for preparing the Bank’s financial statements, and the independent auditor is responsible for auditing those statements.  In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Bank and are not providing any expert or special assurance as to the Bank’s financial statements or any professional certification as to the independent auditor’s work or auditing standards.  Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Bank that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP AND PROCEDURES

Committee Authority

The Audit Committee shall have the sole authority to appoint or replace the independent auditor and the external auditors.  The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor shall report directly to the Audit Committee.

Membership and Appointment

The Committee shall comprise not fewer than three members of the Board of Directors, and shall be appointed annually by the Board of Directors based on recommendations from the Chairman of the Board of Directors.

Chairperson

The chairperson of the Committee (the “Chairperson”) shall be designated by the Board of Directors.

Independence and Qualifications

Each member shall meet the definition of “independent director” applicable to issuers listed on the NASDAQ – National Market.

“Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The following persons shall not be considered independent:

a.                                       a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

b.                                      a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

c.                                       a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer.  Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

d.                                      a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the corporation’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

e.                                       a director who is employed as an executive of another entity where any of the company’s executives serve on that entity’s compensation committee.”

Authority to Retain and Replace Advisers

The committee shall have the power and authority, at the Bank’s expense, to retain, replace and compensate such independent counsel and other advisers as the Committee determines necessary to carry out its duties under this Charter.

Committee Funding

The Bank shall provide appropriate funding, as determined by the Committee, in the Committee’s capacity as a committee of the Board of Directors, for payment of:

a.                                       Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Bank;

b.                                      Compensation to any advisers employed by the Committee pursuant to this Charter; and

c.                                       Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Annual Review of the Audit Committee Charter

The Committee shall review the Audit Committee Charter on an annual basis and make recommendations to the Board of Directors for changes and modifications.

DUTIES AND RESPONSIBILITIES

The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions.  These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

With respect to the independent auditor:

1.               The Committee, shall preapprove the provision of all auditing and non-audit services by the independent auditor to the Bank and shall also approve all audit engagement fees and terms and all non-audit engagements with the independent auditor.

2.               In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditor’s performance of any non-audit services is compatible with the independent auditor’s independence.

3.               At least annually, the Committee shall obtain and review a report by the independent auditor describing:

a.                                       The independent auditor’s internal quality-control procedures;

b.                                      Any material issues raised by the most recent internal quality control review or peer review of the independent auditor’s firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor’s firm, and steps taken to deal with those issues; and

c.                                       All relationships between the independent auditor and the Bank, in order to assess the auditor’s independence.

4.               The Committee shall review the report by the independent auditor, concerning:

a.                                       All critical accounting policies and practices to be used;

b.                                      Alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

c.                                       Any other material written communications between the independent auditor and the Bank’s management.

With respect to the Bank’s external auditor’s:

5.               Review and approve the scope and adequacy for the external auditors.

6.               Review the results of external audits.

7.               Evaluate and recommend compensation adjustments to the Board of Directors with regard to the external auditors who shall serve at the pleasure of the Audit Committee.

With respect to examination of the Bank by state and federal bank regulatory agencies:

8.               Review and evaluate the examination results relating to financial reporting of the Bank.

9.               Set standards to improve the financial reporting of the Bank in any area criticized by state and federal regulatory agencies.

With respect to the Bank’s financial statements:

10.         The Committee shall discuss the annual audited financial statements with the independent auditors and external auditors on an annual basis.  Quarterly financial statements shall be discussed with management on a quarterly basis.

11.         The Committee shall review disclosures made to the Committee by the Bank’s management about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Bank’s internal controls.

12.         In connection with its review of the Bank’s financial statements, the Committee shall review and discuss the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditor’s judgment about the quality, not just acceptability, of the Bank’s accounting principles as applied in its financial reporting with management, the independent auditor and the external auditor

13.         The Committee, as a whole or through the Chairperson, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management, the independent and external auditor.

With respect to periodic reviews and reports

14.         Periodically, the Committee shall meet separately with each of management, independent auditors and external auditors.

15.         The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

16.         The Committee shall review, based on the recommendation of the independent auditors and the Bank’s management, the scope and plan of the work to be done by the Bank’s external auditor, and the results of such work.

17.         Annually, the Committee shall discuss the Bank’s policies with respect to risk assessment and risk management.

18.         Periodically, the Committee shall review with management, the independent auditor and the external auditor, the adequacy and effectiveness of the Bank’s systems and controls for monitoring and managing legal and regulatory compliance.  The Committee shall also periodically review the Bank’s policies and procedures regarding compliance with the Bank’s Code of Business Conduct and Ethics.

19.         The Committee shall communicate to the Board of Directors any issues with respect to the quality or integrity of the Bank’s financial statements, the Bank’s compliance with legal or regulatory requirements, the performance and independence of the Bank’s independent auditors or the performance of the independent audit function.

With respect to other matters:

20.         The Committee shall establish procedures for:

a.                                       The receipt, retention and treatment of complaints received by the Bank regarding accounting, internal accounting controls or auditing matters;

b.                                      The confidential, anonymous submission by the Bank’s employees of concerns regarding accounting or auditing matters; and

c.                                       The review of compliance with the Bank’s Code of Business Conduct and Ethics.

RESPONSE AND FOLLOW-UP TO AUDIT FINDINGS

Audit Review Committee

Management has formed an Audit Review Committee that meets monthly to discuss all external and internal audits.  Each audit is discussed in detail and is reviewed monthly until all audit findings have been satisfied.  The Compliance Coordinator will audit all areas that contain Major Exceptions and report the results to the Audit Review Committee within 120 days of receiving the final report.

Response to Audit Findings

Each area supervisor will submit a written response to the Chief Financial Officer within 30 days of receiving the final report.  The audit, along with the supervisor’s comments, will be entered into the Audit Response Tracking System and presented to the Audit Review Committee at the first available meeting.

AMENDMENT

This Charter and any provision contained herein may be amended or repealed by a majority of the Board of Directors.

REVOCABLE PROXY - SANTA LUCIA BANCORP
ANNUAL MEETING OF SHAREHOLDERS - March 21, 2007

              The undersigned shareholder(s) of Santa Lucia Bancorp (the “Company”) hereby appoints, constitutes and nominates Khatchik H. Achadjian, Douglas C. Filipponi and D. Jack Stinchfield, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Carlton Hotel, 6005 El Camino Real, Atascadero, California on Wednesday, March 21, 2007 at 5:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.           Election of Directors. To elect the following eight (8) persons to the Board of Directors of the Company to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Khatchik H. Achadjian	Stanley R. Cherry
Jerry W. DeCou III	Douglas C. Filipponi
Jean Hawkins	Paul G. Moerman
Larry H. Putnam	D. Jack Stinchfield

☐ FOR all nominees listed above (except as marked to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees listed above

A shareholder may withhold authority to vote for any nominee by lining through or otherwise striking out the name of such nominee.

2. To transact such other business as may properly come before the meeting.

Continued on back

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                I/WE do ☐ or:                     I/WE do not ☐ expect to attend this meeting.

The Board of Directors recommends a vote FOR the foregoing proposal. If any other business is presented at the Annual Meeting, this proxy shall be voted in accordance with the discretion of the proxy holders. This proxy also vests discretionary authority to cumulate votes. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to use.

Signature

Signature

Date:

Please date and sign exactly as your name(s) appear to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.